Old Second Bancorp, Inc.

Old Second & West Suburban Combining to Create Chicago's Leading Community Bank

July 26, 2021

Cautionary Note Regarding Forward-Looking Statements

Statements included in this presentation, which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Old Second with respect to the proposed merger, the strategic and financial benefits of the merger, including the expected impact of the transaction on the combined company's scale, deposit franchise, growth and future financial performance (including, but limited to, anticipated accretion to earnings per share and other operating and return metrics, including impacts on return on assets ("ROA") and return on tangible common equity ("ROTCE")), key merger assumptions, and the timing of the closing of the transaction. Words such as "may," "anticipate," "plan," "estimate," "expect," "project," "assume," "approximately," "continue," "should," "could," "will," "poised," "focused," "targeted," "opportunity," "plans" and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:

- the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);
- the failure of either company to obtain shareholder approval, or the failure of either company to satisfy any of the other closing conditions to the transaction on a timely basis or at all;
- the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
- the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where Old Second and West Suburban do business, or as a result of other unexpected factors or events;
- the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
- diversion of management's attention from ongoing business operations and opportunities;
- potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
- the outcome of any legal proceedings that may be instituted against Old Second or West Suburban;

- the integration of the businesses and operations of Old Second and West Suburban, which may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Old Second's and West Suburban's existing businesses;
- business disruptions following the merger; and
- other factors that may affect future results of Old Second and West Suburban including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; changes in general economic conditions, including due to the COVID-19 pandemic; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Old Second disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. Additional factors that could cause results to differ materially from those described above can be found in Old Second's Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the Securities and Exchange Commission (the "SEC") and available on Old Second's investor relations website, https://investors.oldsecond.com, under the heading "SEC Filings," and in other documents Old Second files with the SEC.

Additional Information

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction between Old Second and West Suburban. In connection with the proposed merger, Old Second will file with the SEC a Registration Statement on Form S-4 that will include the Joint Proxy Statement of Old Second and West Suburban and a Prospectus of Old Second, as well as other relevant documents regarding the proposed transaction. A definitive Joint Proxy Statement/Prospectus will also be sent to Old Second shareholders and West Suburban shareholders.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A free copy of the Joint Proxy Statement/Prospectus (when it becomes available), as well as other filings containing information about Old Second, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old Second by accessing Old Second's investor relations website, https://investors.oldsecond.com, under the heading "SEC Filings" or by directing a request to Old Second Shareholder Relations Manager, Shirley Cantrell, at Old Second Bancorp, Inc., 37 S. River St., Aurora, Illinois 60507, by calling (630) 906-2303 or by sending an e-mail to scantrell@oldsecond.com.

Participants in the Solicitation

Old Second and West Suburban and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Old Second's shareholders and West Suburban shareholders in connection with the proposed merger. Information regarding Old Second's directors and executive officers is contained in Old Second's definitive proxy statement on Schedule 14A, dated April 16, 2021 and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

Combining to Create the Leading Community Bank in Chicago

Old Second

Pro Forma Chicago MSA Footprint



McHenry
Lake
Kane
De Kalb
Du Page
Chicago
Cook
Kendall
La Salle
Will
Grundy
90
94
88
55
80
294
Counties
Old Second Only
Dual Presence
No Presence
West Suburban
Old Second

Enhanced Scale In Attractive Markets (1)

$6.2B	$3.4B	$5.3B
Assets	Gross Loans	Deposits

Improved Profitability & Operating Efficiency

~1.15%	~15%	0.13%
Return on Assets	Return on Tangible Equity	Cost of Deposits

Attractive Chicago Franchise

70+	#2	#2
Chicago MSA Branch Locations	Largest Bank Headquartered in Chicago MSA(2)	Deposit Market Share in Kane and Kendall Counties

Note: Market rankings pro forma for pending acquisitions in Chicago MSA. (1) Excludes purchase accounting adjustments. (2) Based on total deposits.

Transaction Rationale

Old Second

Strategically Compelling	▪ Significantly increases scale in the Chicago MSA – creating the second largest bank headquartered in the Chicago MSA and the largest community banking franchise [1] ▪ Meaningfully enhances strategic positioning and future optionality ▪ Addition of a low cost, core deposit franchise with substantial excess liquidity creates opportunity to fund growth and expand commercial banking activity ▪ Lower execution risk given familiar geography, branch overlap and conservative assumptions
Financially Attractive	▪ Projected EPS accretion of 38% in the first year when including fully phased-in cost savings ▪ Improves profitability metrics with 20bps+ increase in ROA and 500bps+ increase in ROTCE when including fully phased-in cost savings ▪ Opportunity to deploy $105mm of excess liquidity at returns well in excess of Old Second cost of capital while maintaining strong capital ratios ▪ Internal rate of return of 20%, significantly above cost of capital
Positioned for Future Success	▪ Long-term value creation through enhanced earnings, low cost deposit base and prudent credit risk management culture ▪ Meaningful expected pro forma capital generation creates capacity for significant growth ▪ Excess liquidity improves positioning for rising rate environment ▪ Strengthens ability to attract and retain top talent ▪ Scale improves competitiveness and enhances technology and marketing spend

Financial data as of the quarter ended June 30, 2021. Market data as of July 23, 2021.
(1) Based on total deposits. Community bank defined as less than $10bn in total assets. Market rankings pro forma for pending acquisitions in Chicago MSA.

Overview of West Suburban

Old Second

Overview

- Headquartered in Lombard, IL, West Suburban operates 43 branches throughout the western Chicago suburbs
- West Suburban offers traditional community banking services as well as insurance, land trust and health savings accounts
- Attractive, low cost deposit franchise with top quartile deposit beta during last rising rate environment
- ~59% loan / deposit ratio with 96% core deposit funding
- Strong capital ratios with CET1 of 13.5% and TCE / TA of 8.22%
- Low risk balance sheet with 0.09% average NCOs / Loans over last 5 years

Chicago Market Rankings[1]

Rank	Bank	Branches	Deposits
1	Bank of Montreal	209	$112,970
2	JPMorgan Chase	315	109,576
3	Bank of America	136	45,814
4	Northern Trust	5	33,787
5	Wintrust	149	33,115
6	Fifth Third	173	28,325
7	CIBC	24	27,228
8	PNC	134	15,978
9	Citigroup	57	14,548
10	Old National	94	12,809
11	U.S. Bancorp	130	12,097
12	Huntington	147	10,268
13	Wells Fargo	9	8,806
14	Old Second Pro Forma	71	4,779
15	Byline	48	4,226
19	Old Second	28	2,431
20	West Suburban	43	2,347

Financial Highlights

Balance Sheet (*$ in millions*)		Business Model	
Assets	$2,972	Commercial Loans / Total Loans	80.6% (2)
Gross Loans	1,537	Retail Deposits / Total Deposits	63.9(3)
Deposits	2,628	Cost of Deposits	0.16

Profitability (LTM)		Capital & Credit	
NIM	2.45%	TCE / TA	8.2%
ROAA	0.62	CET1	13.5
ROATCE	7.7	NCOs / Avg. Loans (LTM)	0.08

Footprint Highlights[1]

- Average deposits per branch of ~$61mm
- Deposit-weighted average median household income of ~$99,000 in counties that West Suburban operates in
  - Compared to ~$77,000 for the Chicago MSA and the national average of ~$68,000
- Deposit-weighted average projected population growth of 0.1% in West Suburban counties compared to (0.3%) for the Chicago MSA

Financial data as of the quarter ended June 30, 2021.
(1) Branch, deposit and market demographics data as of June 30, 2020 and per S&P Global Market Intelligence. Market rankings pro forma for pending acquisitions. (2) Commercial loans include commercial and industrial, multifamily, and commercial real estate. (3) Retail deposits reflects the aggregate balance of all deposit accounts with a balance of $250,000 or less. Excludes retirement deposit accounts.

Transaction Terms

Old Second

Aggregate Deal Value	▪ $297 million[(1)]
Consideration Structure	▪ West Suburban shareholders to receive 42.413 shares of Old Second common stock and $271.15 in cash per West Suburban share
Consideration Mix	▪ 65% Stock / 35% Cash
Pro Forma Ownership	▪ 64% Old Second / 36% West Suburban
Board of Directors	▪ Old Second to add 3 West Suburban Directors to the Board
Pricing Ratios	▪ Price / TBV: 1.22x ▪ Price / LTM EPS: 14.4x ▪ Price / 2022 EPS + fully phased-in cost saves: 9.0x ▪ Core Deposit Premium: 2.2%
Required Approvals	▪ Approval of Old Second and West Suburban shareholders ▪ Customary regulatory approvals
Anticipated Closing	▪ Q4 2021

Financial data as of the quarter ended June 30, 2021. Market data as of July 23, 2021.
(1) Based on Old Second's closing share price on July 23, 2021 of $11.76.

Attractive, Low Cost Pro Forma Deposit Base

Old Second

Estimated Pro Forma Relative to $5-10B Asset Banks(1)

Cost of Deposits


More Attractive
0.13%
0.27%
0.37%
Pro Forma
Median
Chicago Bank Median(2)

Retail Deposit %


More Attractive
48.6%
52.7%
62.1%
Median
Chicago Bank Median(2)
Pro Forma

Deposit Beta During Rising Rates(3)


More Attractive
14.1%
28.2%
32.6%
Pro Forma
Median
Chicago Bank Median(2)

Pro Forma Franchise Highlights

- Best-in-class deposit base through combination of two low cost and low beta franchises
- 95% core deposit funding
- High retail deposit concentration
- Substantial excess liquidity to fund loan growth (65% L/D ratio)
- Well positioned for rising rate environment

Deposit data per company filings and as of the quarter ended June 30, 2021, or most recent available.
(1) Reflects publicly traded banks. (2) Reflects median of Chicago-based banks with over $250mm in assets. (3) Reflects change in deposit costs relative to Fed Funds rate increase from Q3'15 to Q2'19.

Positioned for Significant Shareholder Value Creation

Old Second

Profitability Improvement	*Delivering Value*	*Robust Funding & Capital*
~20bps Return on Assets	**~38%[1]** EPS Accretion to Old Second Shareholders	**0.13%** Cost of Deposits
~300bps Return on Equity	**~$135M[2]** NPV of Total Synergies	**>$2bn[3]** Total Liquidity
~500bps Return on Tangible Equity		**10.5%[4]** Common Equity Tier 1

(1) Represents 2022E operating EPS accretion inclusive of fully phased-in cost savings. (2) Based on 10.0x after-tax value of fully-phased in cost savings less after-tax merger and integration charges. (3) Reflects proforma cash and securities balances. (4) Inclusive of restructuring and day 2 CECL charges.

Low Cost Deposits Funding Diverse Loan Portfolio

Old Second

Old Second	West Suburban Bank	Pro Forma[1]

Loans



1%
5%
13%
26%
8%
$1.9bn
17%
30%
1%
6%
12%
35%
6%
$1.5bn
21%
18%
1%
6%
13%
30%
8%
$3.4bn
18%
25%
C&I
Investor CRE
Owner-Occupied CRE
Multifamily
1-4 Family
C&D
Consumer & Other

Total Loan Yield

Old Second	West Suburban Bank	Pro Forma
4.33%	3.88%	4.13%

Deposits



6%
7%
29%
$2.7bn
58%
4%
5%
40%
$2.6bn
52%
6%
5%
$5.3bn
49%
40%
MMDA & Savings
Transaction
Retail Time
Jumbo Time

Cost of Deposits

Old Second	West Suburban Bank	Pro Forma
0.09%	0.16%	0.13%

Financial data as of the quarter ended June 30, 2021. (1) Excludes purchase accounting adjustments.

Key Merger Assumptions

Old Second

Standalone Earnings	▪ Old Second: Based on consensus estimates ▪ West Suburban: Projected $17mm net income in 2022, based on thorough due diligence
Estimated Cost Savings	▪ Aggregate cost savings of $20.7mm pre-tax ▪ 37% of West Suburban 2022E non-interest expense base ▪ 50% phased-in in the first 12 months post-close, 100% phased-in in the second twelve months post-close
Merger & Integration Costs	▪ $31mm pre-tax, equal to 150% of fully phased-in cost savings
Core Deposit Intangible	▪ 0.75%; amortized over 10 years (sum-of-the-years digits)
Credit Assumptions	▪ $24.1mm total lifetime loss estimate, equivalent to 1.87% of West Suburban's gross loans at close - Non-PCD reserve of $10.8mm, established day 2 through provision expense - Non-PCD credit mark will be accreted into earnings over five years using sum-of-the-years digits
Other Purchase Accounting Marks	▪ $5.3mm interest rate mark-up on loans ▪ $8.0mm mark-down on PP&E ▪ $3.2mm net mark-down of other assets and liabilities
Revenue Synergies	▪ Identified but not modeled

Financially Compelling Combination

Old Second

Attractively Priced Transformational Deal	1.22x TBV	*Chicago Deal Precedents*[(1)] 1.89x *10yr Avg.*
EPS Accretion to Old Second	~38%[(2)]	
ROAA Improvement	~20bps	
ROATCE Improvement	~500bps	
Internal Rate of Return	20%+	
TBVPS Dilution *(inclusive of restructuring and day 2 CECL charges)*	18% *Cumulative*[(3)]	13% *100% Stock Transaction*[(3)(4)]
TBV Earnback Period	4.8 years	
Pro Forma CET1 *(inclusive of restructuring and day 2 CECL charges)*	10.5%	

(1) Reflects average for all deals involving a Chicago-based target over the last 10 years. (2) Represents 2022E estimated operating EPS accretion inclusive of fully phased-in cost savings. (3) 3.4% of TBVPS dilution related to CECL (gross up of West Suburban current ACL to CECL-modeled levels and day 2 CECL provision on non-PCD loans); 2.9% dilution in 100% stock transaction. (4) For illustrative purposes, reflects TBVPS dilution if consideration was 100% stock and all other assumptions were unchanged.

Thorough Due Diligence Review

Old Second

Due Diligence Summary

- Comprehensive due diligence process over multiple months, involving senior leadership at both banks
- Extensive credit diligence process
  - Review of loan files, underwriting practices, risk ratings and loan administration
- Detailed risk management analysis
- Detailed regulatory and compliance program review

Estimated Purchase Accounting Marks & CECL

Gross Credit Mark $ Amount	$24.1mm
As a % of Gross Loans at close	1.87%
PCD Mark $ Amount	$13.3mm
Non-PCD Mark $ Amount	$10.8mm
Day 2 CECL Reserve $ Amount	$10.8mm
Loan Rate Mark-up	$5.3mm
Securities Mark-down	$0.6mm
PP&E Mark-down	$8.0mm
Deposits Mark-up	$2.6mm

Diligence Scope

Credit & Underwriting	Risk Management	Internal Audit	Regulatory & Compliance	Legal
Commercial Banking	Retail Banking	Information Technology	Finance, Tax & Accounting	Human Resources

Compelling Cost Savings Opportunity

Old Second

Identified Opportunity	Estimated Cost Savings
($ in millions)	
Employee Expense	$13.0
Occupancy Expense	2.4
Equipment Expense	0.7
General & Administrative Expense	4.2
Other Expense	0.5
Total Estimated Cost Savings	**$20.7**

Cost Savings Overview

- Identified expected net cost savings of $20.7mm with 50% achieved in 2022 and 100% thereafter
- ~37.4% of West Suburban's expense base[1]
- Cost savings based on conservative assumptions regarding potential branch consolidations

(1) Calculated as a percentage of West Suburban's 2021E operating expense.

APPENDIX

Pro Forma Balance Sheet

Old Second

($ in millions)	As of June 30, 2021 Old Second	As of June 30, 2021 West Suburban	Illustrative at Close [1] Old Second + West Suburban
Assets			
Total cash and securities	$1,173	$1,338	$2,091
Net loans	1,875	1,518	3,130
Total intangibles	21	1	88
Other assets	183	116	329
Total assets	**$3,251**	**$2,972**	**$5,638**
Liabilities and equity			
Deposits	$2,682	$2,628	$4,927
Other liabilities	253	99	223
Total liabilities	$2,935	$2,727	$5,151
Common equity	$316	$245	$488
Total liabilities & equity	**$3,251**	**$2,972**	**$5,638**
Reserves and capital			
ACL / gross loans [2]	1.50%	1.24%	1.66%
TCE / TA %	9.1	8.2	7.2
CET1 %	12.7	13.5	10.5
Total capital %	17.6	14.6	14.0

Financial data as of the quarter ended June 30, 2021.
(1) Assumes close date of December 31, 2021. Balance sheet metrics at closing assume growth rates for the standalone companies based on analyst estimates and management projections, inclusive of PPP loan forgiveness and runoff of certain deposits. Illustrative pro forma metrics include impacts of purchase accounting, merger adjustments and day 2 CECL provision on non-PCD loans. (2) Includes PPP loans.

Expected Earnings Per Share Accretion

Old Second

($ and shares in millions)	
Old Second 2022E consensus net income	$30
West Suburban 2022E projected net income	17
After-tax transaction adjustments	
Fully phased-in cost savings	$16
Non-PCD loan credit mark accretion under CECL [1]	3
Fair value mark accretion [2]	2
Core deposit intangible amortization [3]	(2)
Pro forma 2022E Old Second net income	**$65**
Old Second fully diluted shares outstanding	29.2
Shares issued to West Suburban	16.4
Pro forma fully diluted shares outsanding	**45.6**
Old Second 2022E pro forma EPS	**$1.44**
Old Second 2022E standalone EPS	$1.04
$ EPS accretion to Old Second	**$0.40**
% EPS accretion to Old Second	**38%**

Financial data as of the quarter ended June 30, 2021. Market data as of July 23, 2021.
(1) Non-PCD credit mark is accreted into earnings over five years using sum-of-years digits. (2) Estimated fair value mark accreted back through earnings based on the estimated lives of individual assets and liabilities. (3) Core deposit intangible of 0.75% of West Suburban's $2.0bn core deposits, amortized over 10 years using sum-of-years digits.

Purchase Accounting Summary

Old Second

($ millions, except per share data)		Basic Shares (mm)	$ Per Share
Old Second tangible book value as of June 30, 2021[1]	$295	28.7	$10.27
(+) Two quarters of consensus earnings prior to close	17		
(–) Two quarters of consensus per share common dividends	(3)		
Standalone Old Second tangible book value at close	**$309**	**28.7**	**$10.77**
Pro forma			
Standalone Old Second tangible book value at close	$309	28.7	$10.77
(+) Stock consideration	193	16.4	
(–) Goodwill and intangibles created[2]	(67)		
(–) After-tax merger costs	(26)		
Pro Forma Old Second tangible book value at close	**$409**	**45.1**	**$9.06**
(–) Day 2 CECL non-purchase credit deteriorated reserve	(8)		
Pro Forma Old Second tangible book value	**$400**	**45.1**	**$8.87**
$ Dilution to Old Second			**($1.90)**
% Dilution to Old Second			**(17.6%)[3]**
Tangible book value per share earnback[4]			**4.8 years**

Goodwill Calculation	
Merger consideration	$297
West Suburban tangible book value at Close	$244
(–) After-tax impact of fair value adjustments	(11)
Adjusted tangible book value	**$233**
Excess over adjusted tangible book value	$64
(–) Core deposit intangible created	(15)
(+) DTL on CDI	3
Goodwill created	**$52**
Goodwill and intangibles created[2]	**$67**

Financial data as of the quarter ended June 30, 2021. Market data as of July 23, 2021.
(1) Old Second tangible book value is equal to common shareholders equity less goodwill and other intangible assets. (2) Based on assumptions as of announcement date; subject to change at transaction closing. (3) 3.4% of TBVPS dilution related to CECL (gross up of West Suburban current ACL to CECL-modeled levels and day 2 CECL provision on non-PCD loans). (4) Based on the point at which the company's proforma tangible book value per share crosses over and begins to exceed projected standalone Old Second tangible book value per share (crossover method).